SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                                 MARCH 25, 1999
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                Date of Report (Date of earliest event reported)
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                 INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)
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                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)
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                 01-6753                                 58-1722085
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        (Commission File Number)            (IRS Employer Identification No.)
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       130 CEDAR STREET, NEW YORK, NY                    10006
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   (Address of Principal Executive Offices)           (Zip Code)
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                                 (212) 306-6100
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT

         On March 25, 1999, pursuant to a Court stipulation and order of a settlement during a trial in the U.S. District Court for the Southern District of New York, the Registrant (the "Company") was required to issue an aggregate of 4,569,173 shares of Class A common stock to the following:


         RHS Corp.                           1,893,655 shares
         New Nibco, Inc.                       902,219 shares
         Nibco, Nevada                         322,417 shares
         The Lincoln Trust                   1,450,882 shares


         A legal action was commenced by a group of holders (the "Group") of the Company's issued and outstanding 12% Convertible Preferred Stock (the "Preferred Stock").

         The Company disputed the amount of Class A common stock shares that was demanded by a holder of the Preferred Stock as a result of the Group's election to convert the Preferred Stock, and contested the action instituted against it. Subsequently, it was determined by the Court that an aggregate of 4,569,173 shares of Class A common stock should be issued by the Company, and resultantly, Mr. Robert Sachs ("Mr. Sachs"), the principal trustee and beneficiary and beneficial owner of RHS Corp., New Nibco, Inc., Nibco, Nevada and The Lincoln Trust may be deemed the beneficial owner of the 4,569,173 shares of Class A common stock ordered to be issued by the Company. The ownership of Mr. Sachs in conjunction with his current ownership of Class A shares in the Company of record and beneficially has resulted in Mr. Sachs owning of record and beneficially approximately 45% of the issued and outstanding Class A common stock of the Company. The Court allowed thirty (30) days for the shares of Class A common stock to be issued to the Preferred Stock holders, named by their trustee.

         The Company incorporates by reference prior Form 8-K filings with respect to the issuance of the Preferred Stock and the conversion rights granted to the Preferred Stock holders.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: New York, New York
       March 25, 1999                   INFORMATION MANAGEMENT
                                        TECHNOLOGIES CORPORATION
                                        (Registrant)

                                         /S/ JOSEPH GITTO
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                                         Joseph Gitto,
                                         President and Chief Financial Officer